Exhibit 99.1

SEE Announces the Total Consideration for Its Offer to Purchase 5.125% Notes Due 2024

CHARLOTTE, N.C., November 15, 2023 – Sealed Air Corporation (“SEE”) (NYSE: SEE) today announced the total consideration (the “Total Consideration”) relating to its previously announced cash tender offer (the “Tender Offer”) for any and all of its 5.125% Senior Notes due 2024 (the “Notes”) is $992.97 for each $1,000 principal amount of the Notes validly tendered and not validly withdrawn and accepted for purchase pursuant to the Tender Offer. The Total Consideration was determined in the manner described in the Offer to Purchase, dated November 8, 2023 (the “Offer to Purchase”) by reference to a fixed spread of 50 basis points plus the yield to maturity of 5.336% based on the bid-side price of the reference security (4.500% due November 30, 2024), as quoted on the Bloomberg Bond Trader PX4 page as of 2:00 p.m., New York City time, today. In addition to the Total Consideration, SEE will also pay accrued and unpaid interest on Notes purchased up to, but not including, November 20, 2023, which is the expected settlement date (the “Settlement Date”) of the Tender Offer. For the avoidance of doubt, accrued interest will cease to accrue on the Settlement Date for all Notes accepted for purchase in the Tender Offer, including Notes tendered pursuant to the guaranteed delivery procedures described in the Offer to Purchase. The Tender Offer is being made pursuant to the Offer to Purchase and the related Notice of Guaranteed Delivery (together with the Offer to Purchase, the “Offer Documents”).

Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	U.S. Treasury Reference Security	Reference Yield	Bloomberg Reference Page	Fixed Spread	Total Consideration(1)
5.125% Senior Notes due 2024	81211KAW0/ US81211KAW09 (Rule 144A), U81193 AN1 / USU81193AN11 (Regulation S)	$425,000,000	4.500% due November 30, 2024	5.336%	PX4	50 bps	$992.97
(1)Price per $1,000 of principal amount of Notes tendered
The Tender Offer will expire today at 5:00 p.m., New York City time, unless extended or earlier terminated by Sealed Air.

SEE has retained BofA Securities, Inc. to act as exclusive Dealer Manager. Global Bondholder Services Corporation has been retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Tender Offer. For additional information regarding the terms of the Tender Offer, please contact: BofA Securities, Inc. at (888) 292-0070 (toll free) or (980) 683-5454 (collect). Requests for copies of the Offer to Purchase and other related materials should be directed to Global Bondholder Services Corporation at contact@gbsc-usa.com (email), 1-855-654-2014 (U.S. Toll Free), 1-212-430-3774 (Banks and Brokers).

Copies of the Offer to Purchase and Notice of Guaranteed Delivery are available at the following web address:
https://www.gbsc-usa.com/sealedair/.
This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to sell with respect to any Notes nor is this announcement an offer to sell or a solicitation of an offer to purchase new debt securities. The Tender Offer is being made solely pursuant to the Offer Documents, which set forth the complete terms and conditions of the Tender Offer. The Tender Offer is not being made to, nor will SEE accept tenders of Notes from, holders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
None of SEE, its affiliates, their respective board of directors, the Dealer Manager, the trustee of the Notes or the Depositary and Information Agent makes any recommendation to any holder of Notes in connection with the Tender Offer. Holders must make their own decisions as to whether to tender their Notes and, if so, the principal amount of Notes to tender.

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About SEE

SEE (NYSE: SEE) is in business to protect, to solve critical packaging challenges, and to make our world better than we find it. Our automated packaging solutions promote a safer, more resilient, and less wasteful global food, fluids and liquids supply chain, enable e-commerce, and protect goods in transit from damage.

The company, under its former trade name, Sealed Air, announced its new SEE corporate brand and logo in May 2023.

Our globally recognized solution brands include CRYOVAC® food packaging, LIQUIBOX® fluids and liquids systems, SEALED AIR® protective packaging, AUTOBAG® automated packaging systems, BUBBLE WRAP® packaging, SEE Automation™ and prismiq™ digital packaging and printing.

Our partnership with customers creates value through sustainable, automated, and digital packaging solutions, leveraging our industry-leading expertise in materials, automation systems, engineering and technology.

SEE has approximately 17,300 employees (including Liquibox employees) who serve customers in 120 countries/territories.

Website Information

We routinely post important information for investors on our website in the Investors section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition, results of operations and cash flows. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipate,” “believe,” “plan,” “assume,” “could,” “should,” “estimate,” “expect,” “intend,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements.

Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, expectations regarding future impacts resulting from the Liquibox acquisition, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings.

The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: global economic and political conditions, including recessionary and inflationary pressures, currency translation and devaluation effects, changes in raw material pricing and availability, competitive conditions, the success of new product offerings, failure to realize synergies and other financial benefits from the acquisition of Liquibox within the expected time frames, greater than expected costs or difficulties related to the integration of Liquibox, consumer preferences, the effects of animal and food-related health issues, the effects of epidemics or pandemics, including the Coronavirus Disease 2019, negative impacts related to the ongoing conflict between Russia and Ukraine and related sanctions, export restrictions and other counteractions thereto, uncertainties relating to existing or potential increased hostilities in the Middle East, changes in energy costs, environmental matters, the success of our restructuring activities, the success of our merger, acquisition and equity investment strategies, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, changes in our credit ratings, the tax benefit associated with the Settlement agreement (as defined in our 2022 Annual Report on Form 10-K), regulatory actions and legal matters and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Company Contacts
Investor Relations
Brian Sullivan
brian.c.sullivan@sealedair.com
704.503.8841

Louise Lagache
Louise.lagache@sealedair.com
Media
Christina Griffin
christina.griffin@sealedair.com
704.430.5742